Other Current Assets, Net (Details) - Schedule of other current assets ¥ in Thousands, $ in Thousands	Dec. 31, 2022 CNY (¥)	Dec. 31, 2022 USD ($)	Dec. 31, 2021 CNY (¥)
Schedule of Other Current Assets [Abstract]
Tax recoverable	¥ 1,696	$ 246	¥ 1,853
Deposits and others	2,336	339	2,053
Others	4,032	585	3,906
Provision against deposits and others	(584)	(85)	(556)
Total	¥ 3,448	$ 500	¥ 3,350